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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 DATE OF REPORT
                       (Date of earliest event reported):
                                  May 20, 2002

                             World Associates, Inc.
                             ----------------------

                                     Nevada
                            (State of incorporation)

       000-27949                                          88-0406903
(Commission File Number)                       (IRS Employer Identification No.)

                         REGISTRANT CONTACT INFORMATION
                          4160 S. Pecos Road, Suite 20
                            Las, Vegas, Nevada 89121
                                  702-914-6092

                                 FORMER ADDRESS:
                        2949 Dessert Inn Road, Suite 0ne
                               Las Vegas, NV 89121

SAFE HARBOR NOTICE

This filing contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934. Although the Company believes that the expectations reflected in such statements are reasonable, no assurances can be given that they will prove correct. The Company remains exposed to risk factors that include the availability of financing, the availability of qualified personnel, market competition, meeting time critical filing deadlines, title issues on real property, liability claims, the inability to get entitlements or approvals for real property, poor conditions for selling its stock, that there will be no exemption that would allow the Company to seek a listing on the OTC: Bulletin Board and others. Statements made herein are not a guarantee of future corporate or stock performance. The Company does not update or revise its forward-looking statements even if it becomes clear projected results (expressed or implied) will not be realized.





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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

NONE

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On May 20, 2002 World Associates, Inc., the "Company", executed an agreement, the "Agreement", to acquire a majority interest (not less than 80%) in Superior Development, Inc., a Southern California real estate firm, "Superior", located in Anaheim, California. An un-audited balance sheet for Superior and the Agreement, are presented Exhibit A and Exhibit B respectively in this 8-K filing.

The Agreement provides that the Company issue Series A Preferred Stock on terms specified in Exhibit B of the Agreement, the "Series A Terms Sheet", in consideration for the issued and outstanding stock of Superior, subject to the terms and conditions of the Agreement. The Series A Preferred Stock shall be convertible into either, i) $8 Million dollars of the Company's shares, or, ii) into $8 Million dollars of an acquisition subsidiary's shares, in the event the Board of the Company determines is it preferable to do a separate registration statement as provided in the Agreement. The Company intends to acquire the Superior Development, Inc. shares and transfer them to a wholly owned subsidiary defined as SuperiorRE (likely to be named Superior Real Estate, Inc.) in the Agreement.

The Agreement further calls for the Company to issue 1,500,000 restricted common shares, subject to the terms and conditions of the Agreement, to each of two individuals, Howard M. Palmer and Robert E. O'Leary, in consideration for management services to be provided in connection with Superior RE or its affiliates. Those individuals agreed to sign Employment Contracts acceptable to the Company for providing management services, and further to abide by the terms and conditions of the Agreement.

This transaction was negotiated by and between two unrelated parties with no prior dealings. In coming to this Agreement the parties were guided by the appraised value of the Superior real estate assets, as shown on Exhibit F of the Agreement, the "Schedule of Real Estate", to determine the consideration paid.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

NONE

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

NONE

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

OTC: Bulletin Board Listing:
---------------------------

The Company has been in contact with NASDAQ to inquire about the qualifications for listing the Company's stock on the OTC: Bulletin Board. It is likely that the Company qualifies for a "piggyback" exemption due to its fully reporting status. That exemption, in the event the Company qualifies, would allow it to make immediate application to have its stock traded on the OTC: Bulletin Board after a request is submitted to NASDAQ by a qualified broker/dealer. The usual time to process such a request is three days, according to NASDAQ.

As of this time the Company has taken no action to seek such a listing on the
OTC: Bulletin Board and it has nothing in writing from any regulatory body or the NASDAQ to verify that it qualifies.

Web Site Address:
-----------------
Company has established a web site located at:  http://www.worldassoc.com
                                                -------------------------
The "investor" section on the web site is connected to all Company filings on the SEC Edgar Filing system and FreeEdgar.com.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

On April 21, 2002 Jon Lichtman, as disclosed on the Company's most recent 10QSB, resigned as a Director of the Company. The Company currently has two Directors, Randall Prouty and Steve Danner, who extend their gratitude to Mr. Lichtman for his service during the formative period of the Company. Mr. Lichtman sited increasing demands on his time as the reason for his departure, which did not result from any disagreement with the Company or its other Directors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit A
Superior Balance Sheet

The most recent balance sheet for Superior in the possession of the Company follows. The attached balance sheet carries the Superior Development, Inc. assets at book value. Please see Exhibit B, the "Schedule of Real Estate Assets" for the appraised value of the real property owned by Superior.

The Company intends to file an additional information statement when an audit on Superior Development, Inc. is complete. The Company shall deliver shares issued as consideration under the attached Agreement when the audit is complete and Superior's records are synchronized with the Company's filing schedule subject to the terms of the Agreement.

SEE Balance Sheet Next Page

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                           SUPERIOR DEVELOPMENT, INC.

                                DECEMBER 31, 2001
                                  Balance Sheet
                                    Unaudited

                                     ASSETS:
                                     -------

CURRENT ASSETS
     Cash & Cash Equivalents                                    $     253,824.90
     Accounts Receivable                                               27,995.18
     Other Current Assets                                              73,622.74
TOTAL CURRENT ASSETS                                            $     355,442.82

FIXED ASSETS
     Land                                                       $   1,485,429.76
     Project Developments                                              86,132.49
     Furniture & Fixtures                                               6,153.33
     Office Equipment                                                   3,318.31
TOTAL FIXED ASSETS                                              $   1,581,033.89

TOTAL ASSETS                                                    $   1,936,476.71

                          LIABILITIES & EQUITY:
                          ---------------------

CURRENT LIABILITIES
     Accounts Payable                                           $      71,468.67
     Interest Payable                                                  49,650.93
     Notes Payable                                                    144,214.18
     Current Portion of LTD                                           147,864.41
     Other Current Liabilities                                        995,787.65
     Total Current Liabilities                                  $   1,408,985.84
     Long Term Liabilities                                            478,750.00
TOTAL LIABILITIES                                               $   1,887,735.84

EQUITY:
     Additional Paid in Capital                                       510,144.52
     Stock Subscription Receivable                                   -300,000.00
     Net Income                                                      -161,403.65
TOTAL EQUITY                                                    $      48,740.87

TOTAL LIABILITIES & EQUITY                                      $   1,936,476.71

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Exhibit B
May 20, 2002 Agreement To Exchange Shares

BEGIN AGREEMENT

                          Agreement To Exchange Shares

                                SECURITIES NOTICE

THIS AGREEMENT IS BEING ENTERED INTO IN RELIANCE ON CERTAIN EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), INCLUDING BUT NOT LIMITED TO THOSE SET FORTH IN REGULATION D PROMULGATED THEREUNDER, AND APPLICABLE STATE SECURITIES LAWS. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR ANY STATE SECURITIES LAW ADMINISTRATOR, NOR HAS THE COMMISSION OR ANY STATE SECURITIES LAW ADMINISTRATOR PASSED ON THE ACCURACY OR ADEQUACY OF THE INFORMATION PROVIDED. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THOSE THAT ACQUIRE THE SHARES OF THE COMPANY (THE "SECURITIES") THAT ARE THE SUBJECT OF THIS AGREEMENT MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT UNTIL SUCH TIME AS THE SECURITIES MAY BE REGISTERED UNDER THE 1933 ACT. UNTIL SUCH TIME, IF AT ALL, THE SECURITIES CANNOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.THE SECURITIES OFFERED HEREBY HAVE NOT BEEN QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND CANNOT BE OFFERED, SOLD, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS UNLESS AN EXEMPTION FROM QUALIFICATION IS AVAILABLE.

Jurisdictional Notices

Notice to Residents of All Jurisdictions:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND, EXCEPT AS OTHERWISE PROVIDED HEREIN, WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. THE SECURITIES ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS OF STATE SECURITIES LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, THE SECURITIES COMMISSION IN ANY JURISDICTION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                       5

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California Residents:
IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFORE, WITHOUT PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES. THE SALE OF THESE SECURITIES HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT FROM QUALIFICATION PURSUANT TO SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.

Connecticut Residents:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT AND, THEREFORE, CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF THIS STATE, IF SUCH REGISTRATION IS REQUIRED, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

Florida Residents:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT (THE "FLORIDA ACT") IN RELIANCE UPON EXEMPTION PROVISIONS CONTAINED THEREIN. SECTION 517.061(11)(A)(5) OF THE FLORIDA ACT PROVIDES THAT, PROVIDED THAT SALES ARE MADE TO AT LEAST FIVE FLORIDA RESIDENTS, ANY SUPERIOR OF SECURITIES IN FLORIDA WHICH ARE EXEMPTED FROM REGISTRATION UNDER
SECTION 516.061(11) OF THE FLORIDA ACT MAY WITHDRAW HIS SUBSCRIPTION AGREEMENT AND RECEIVE FULL REFUND OF ALL MONIES PAID, WITHIN THREE DAYS AFTER HE TENDERS CONSIDERATION FOR SUCH SECURITIES. THEREFORE, ANY FLORIDA RESIDENT WHO PURCHASES SECURITIES IS ENTITLED TO EXERCISE THE FOREGOING STATUTORY RESCISSION RIGHTS WITHIN THREE DAYS AFTER TENDERING CONSIDERATION FOR THE SECURITIES BY TELEPHONE, TELEGRAM, OR LETTER NOTICE TO THE COMPANY AT THE ADDRESS SET FORTH HEREIN. ANY TELEGRAM OR LETTER SHOULD BE SENT OR POSTMARKED PRIOR TO THE END OF THE THIRD BUSINESS DAY. A LETTER SHOULD BE MAILED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE ITS RECEIPT AND TO EVIDENCE THE TIME OF MAILING. ANY ORAL REQUESTS SHOULD BE CONFIRMED IN WRITING.

New York Residents:
THIS OFFERING DOCUMENT HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                       6





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New Jersey Residents:
THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE BUREAU OF SECURITIES OF THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW JERSEY PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF NEW JERSEY HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          Agreement To Exchange Shares

THIS AGREEMENT TO EXCHANGE SHARES, (hereinafter the "Agreement") is entered into by and between World Associates, Inc., a Nevada corporation, hereinafter the "Company", and Superior Development, Inc., a Nevada corporation, including its shareholders, hereinafter "Superior", and hereinafter collectively as the "Parties".

RECITALS:

WHEREAS, the Company is authorized to issue 125,000,000 shares of $0.001 par value common stock, the "Common Stock" and 5,000,000 shares of $.0.001 par value preferred stock, the "Preferred Stock", together the "Stock", and;

WHEREAS, Superior is authorized to issue 50,000,000 shares of $0.001 par value common stock, and 25,000,000 shares of $.0.001 par value preferred stock, and;

WHEREAS, the Company intends to acquire 100% of the issued and outstanding stock of Superior, hereinafter "Superior Stock", in exchange for Preferred Stock in the Company and it is the intention the Parties that the transactions contemplated hereby constitute a tax-free "reorganization" as defined in the Internal Revenue Code of 1986, as amended, and that all the terms and provisions of this Agreement be interpreted, construed and enforced to effectuate this intent, and;

WHEREAS, the Company desires to issue shares in consideration for management services in connection with the management of an acquisition subsidiary to be formed by the Company,

NOW THEREFORE in consideration of the foregoing recitals, the mutual covenants, representations and warranties contained herein and for other good and valuable consideration the existence, sufficiency and receipt of which is hereby acknowledged, the Parties hereto agree as follows:

1. Exchange of Securities. Subject to the terms and conditions of this Agreement the Company shall transfer its Common and Preferred Stock as follows:

         1.1 Common Stock. The Company shall issue restricted shares of Common Stock in the name of the Company to be transferred to certain individuals subject to the terms and conditions of this Agreement at the Closing, hereinafter the "Management Shares" in consideration for their services. The Management Shares shall be transferred in amounts and for such consideration as shown on the "Schedule of Common Stock", Exhibit A.

                                       7





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         1.2 Preferred Stock. The Company shall issue restricted shares of
"Series A Preferred Stock" at Closing that shall have such rights and preferences as specified in the "Series A Terms Sheet", shown in Exhibit B, in consideration for the Superior Stock. The "Series A Preferred Holders" shall be those shareholders shown of record in Superior on the Closing date as specified by a certified shareholder list provided by the Superior's transfer agent as of the Closing date, hereinafter Exhibit C.

         1.3 Delivery. The Series A Preferred Stock and the Management Shares shall be in certificate form ready for transfer at Closing at which time it shall be transferred to the respective Parties.

2. Closing.

         2.1 Closing. The closing with respect to the exchange of stock contemplated herein, the "Closing", shall take place after the conditions precedent under this Agreement have been met, as the Parties may mutually decide, but not later than 60 days from the time this Agreement.

         2.2 Place of Closing. The closing shall be held at a location designated at the time by the Company.

3. Acquisition Subsidiary. Prior to Closing the Company shall create a wholly owned acquisition subsidiary, hereinafter "Superior RE". Superior RE shall own the Superior Stock in its name after Closing. The management for both entities shall be as follows:

         3.1 Superior RE Directors. Superior RE shall have the following Board Members at Closing who shall administer the business of Superior RE:

                  Directors:                Howard Palmer
                                            Robert O'Leary
                                            Randall Prouty

         3.2 Superior Officers and Directors. Superior shall have the following Board Members at Closing:

                  Directors:                Howard Palmer
                                            Gerald May
                                            Robert O'Leary
                                            Leroy Hardy

                  Officers:                 Howard Palmer, President
                                            Gerald May, Treasurer
                                            Leroy Hardy, Vice President
                                            Robert O'Leary, Secretary

         3.2 Closing Minutes: At Closing Howard Palmer, Robert O'Leary and Randall Prouty shall be elected as the Board of Superior RE as shown above by executing the minutes attached at Exhibit D, hereinafter the "Closing Minutes".

4. Conditions Precedent for Closing.

         4.1 Conditions Superior Must Meet. The obligations of the Company to perform under this Agreement are subject to the following conditions:

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                  (a) That the representations and warranties made by Superior in Section 6 shall be true and correct at Closing, and thereafter.

                  (b) That Superior shall take any an all steps, as is required, to perform as required under this Agreement at Closing, and thereafter.

                  (c) At Closing Superior shall deliver 100% of the issued and outstanding shares of Superior in a form that is acceptable to the Company's legal counsel and auditors to be transferred to Superior RE. In the event Superior is not able to deliver 100% of the Superior Stock the Company may accept less that 100% of the shares, but it shall not accept fewer than 80%. In the event Superior cannot deliver 80% or more of the outstanding shares of Superior this Agreement shall be terminated and without any further force and effect unless otherwise agreed by the Parties.

         4.2 Conditions the Company Must Meet. The obligations of Superior to perform under this Agreement are subject to the following conditions:

                  (a) The representations and warranties by the Company in
Section 5 shall be true and correct at Closing, and thereafter.

                  (b) That the Company shall take any an all steps, as is required, to perform as required under this Agreement at Closing, and thereafter.

5. Representation and Warranties of the Company.

The Company, and it Officers and Directors, hereby represent and warrant to Superior as follows:

         5.1 Organization. The Company is a corporation formed under the laws of the State of Nevada. The Company has been in existence since June 1990, it has been a development stage company during most of that time. The Company is a reporting company under regulation 12(g) of the Securities Act of 1934, as amended and makes regular public filings as required by the SEC. The Company is, as of the date hereof, up to date on all of its periodic filings with the SEC. The latest annual 10KSB statement is attached as Exhibit E.

         5.2 Company Authority. When this Agreement is duly executed and delivered to the Parties it constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The execution, delivery and performance of this Agreement by the Company is duly authorized by the Company's Board of Directors and is not in conflict with the Company's Articles of Incorporation or its By-Laws.

         5.3 Authorization. All actions needed to be taken by the Company, as necessary, to authorize, approve and consent to the terms of this transaction have been taken and no governmental agency or body is required for the valid authorization, issuance, sale and delivery of the Stock to the Superior.

         5.4 Authorization of Common Stock. The issuance and exchange of any Stock under this Agreement has been duly authorized, and when delivered in exchange for the 100% of the outstanding shares of Superior, as contemplated by this Agreement, such securities will be validly issued, fully paid and non-assessable. The holders of such securities will not be subject to personal liability solely by reason of being such holders.

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         5.5 Board of the Company. There shall two Directors of the Company at
Closing. They shall be Randall Prouty, also its President and Secretary, and Steven Danner.

         5.6 Financial Statements. The Audited Financial Statements of the Company covering the period from inception to December 31, 2001, and review statements for the first quarter of 2002 which are included as a part of the Company's 10KSB filing attached as Exhibit E are true and correct in all material respects and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and which show all liabilities, direct and contingent.

         5.7 Conflicts. The Company is not subject to any previous agreement with any Officer or Director that may affect the Company that are not disclosed. There are no, leases, agreements, commitments or other transactions between the Company and any Officer or Director or any of their respective family members or affiliates.

         5.8 Litigation. There are no claims, actions, suits, arbitration, legal, administrative or other proceedings or investigations by or before any court or governmental or other regulatory or administrative agency or commission pending or threatened against the Company and the Company is not aware of any valid basis for the commencement of any future claims, actions, suits, proceedings or investigations. The Company is not subject to any judgment, order or decree entered in any lawsuit or proceeding which may have an adverse effect on its business practices or on its ability to conduct its business in any area, nor is the Company in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality.

6. Representations and Warranties of the Superior.

Superior and the Officers and Directors of Superior hereby represent and warrant to the Company as follows:

         6.1 Organization. Superior is a duly organized, validly existing and in good standing under the laws of the state of Nevada. Superior, and its Officers and Directors have now, and will have on at Closing and thereafter, all requisite legal and corporate authority to perform and carry out its obligations under this Agreement.

         6.2 Company Authority. When this Agreement is duly executed and delivered to the Parties it constitutes a valid and binding obligation of Superior, enforceable against Superior in accordance with its terms. The execution, delivery and performance of this Agreement by the Company is duly authorized by the Company's Board of Directors and is not in conflict with the Superior's Articles of Incorporation or its By-Laws or any other agreement or obligation of Superior.

         6.3 Authorization. The Board and Officers of Superior have taken and will take all such action, as necessary and required, to comply with the terms and conditions hereof on or before the Closing Date, and after Closing.

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         6.4 Investment Representations. This Agreement is made with the
Superior in reliance on the following specific warranties and representations to the Company that:

                  (a) Superior hereby represents and warrants that any Common Stock or Preferred Stock acquired under this Agreement is being acquired for investment purposes only and not with a view towards resale or redistribution in violation of federal or state securities laws, and further, that said shares are being acquired for investment purposes only and will not be sold except in compliance with the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder.

                  (b) The Superior understands that acquiring the any Common or Preferred Stock acquired in connection with this Agreement represents a speculative investment and that Superior is able, without impairing its financial condition, to hold the Common Stock investment. The Superior and its shareholders have had the opportunity to ask questions about the Company they further have had access to such other information about the Company, including information contained in the Company's public filings and Superior and its shareholders have reached an informed and knowledgeable decision to acquire stock under this Agreement.

                  (c) Superior understands that the stock acquired under this Agreement will not be registered under the Securities Act and will be issued to the Superior without such registration by reason of, among other things, reliance upon certain exemptions therefrom, and that the reliance of the Company on such exemptions is predicated upon, among other things, the bona fide nature of such Superior's investment intent as expressed herein.

                  (d) Superior and its shareholders are experienced in evaluating and investing in securities of companies in the development stage and have made investments in securities other than those of the Company. Superior and its shareholders acknowledge that by reason of their business or financial experience, he, she or it has the ability to bear the economic risk of his, her or its investment pursuant to this Agreement.

                  (e) Superior is an "accredited investor" as such term is defined in Regulation 230.501 (a) promulgated under the Securities Act.

                  (f) Superior, and its Officers and Directors, have had access to full and complete information on the Company, including the 10KSB filed in 2002, and have taken that information into account in making a decision to enter into this Agreement.

         6.5 Rule 144. Superior understands that the any Common or Preferred stock transferred under this Agreement are restricted securities within the meaning of Rule 144 under the Securities Act; that such securities are not registered and must be held indefinitely unless they are subsequently registered or an exemption from such registration is available; that, in any event, the exemption from registration under Rule 144 will not be available for at least one year from the Closing Date, and even then will not be available unless the terms and conditions of Rule 144 are complied in addition to any other restrictions on transfer as set forth herein.

         6.6 Capitalization. The authorized capital stock of Superior Development, Inc. has only one class of common. Superior is authorized to issue a total of 50,000,000 common shares of $0.001 par value stock and 25,000,000 preferred shares of $0.001 par value stock. There are no other options on, or warrants for, any shares and there are no agreements or other contingent obligations to issue stock or warrants, nor does it or any other party have an option to repurchase or otherwise acquire or retire any shares of Superior's stock. All shares in Superior are fully paid and non-assessable.

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         6.7 Financial Statements. Superior agrees to furnished audited financial statements to the Company covering the period from Superior's inception through December 31, 2001 as would be required to meet the requirements of Section 12(g) of the Securities Exchange Act of 1934, as amended, and review statements as of March 31, 2002, the "Financial Statements". Superior's auditors, Directors and Officers agree that the Financial Statements
(i) fairly represent the financial position of Superior as of such dates, and its results of operations and changes in financial position for the respective periods indicated, (ii) that said Financial Statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and (iii) are consistent with prior business practice and contain adequate reserves for all known or contingent liabilities. The financial statements shall be in form and substance acceptable to the Company's auditors, its legal counsel and the shareholders of record immediately prior to the Closing date.

         6.8 Real Estate Assets. That Superior owns all the material properties and assets that it purports to own (real, personal and mixed, tangible and intangible), including, without limitation, all the properties and assets reflected in the Superior Financial Statements and which are further reflected on Exhibit F, the "Schedule of Real Estate". All properties on the Schedule of Real Estate are free and clear or have such liens as are reflected on the books and records of Superior. The title is in the name of Superior and there are not defects that have not been disclosed or which are pending that would adversely affect their status.

         6.9 Effect of Agreement. This Agreement to purchase 100% of the issued and outstanding stock of Superior will not conflict with, or result in a breach of the terms of, or constitute a default under or violation of, any law or regulation of any governmental authority.

         6.10 Books and Records. The incoming management of Superior shall at all times keep such books and records as are appropriate for a fully reporting public company under Section 12(g) of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations promulgated thereunder. The incoming Officers and Directors shall take all such steps, as necessary, to ensure that the Company's records and public filings are at all times up to date recognizing the damage not doing so will cause to the Company's shareholders, including those that were shareholders prior to this Agreement.

         6.11 Superior Minute Book. The minute book and chain of corporate actions for Superior is a true and accurate record of all actions taken since by Superior's Board of Directors since inception. This record has been audited the Superior's accountant and is also shall be acceptable to the Company's auditors and legal counsel.

         6.12 Litigation of Claims. Superior is not a part of a lawsuit and there are not any claims, actions, suites, investigations or proceedings, pending or threatened, against Superior or its business, at law or in equity, or by any governmental or regulatory authority which, if determined adversely could have a material effect on the business or financial condition of Superior or its ability to carry on its business. The consummation of this Agreement will not conflict with or result in a breach or violation of any judgment, order, writ, injunction or decree of any court of governmental or regulatory authority.

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         6.13 Taxes and Reports. Superior will have filed all tax returns required to be filed by any jurisdiction, domestic or foreign, to which it is or has been subject, (ii) will have paid all taxes due and taxes claimed to be due by each jurisdiction, and any interest and penalties with respect thereto, and
(iii) has adequately reflected as liabilities on its books, all taxes that have accrued for any period to and including the Closing Date. No state of facts exists or has existed which would constitute grounds for the assessment of any taxes not accurately reflected on the books and records of Superior.

         6.14 Personnel. Prior to Closing Superior will provide a true and correct list of all directors, officers and employees of Superior. Superior and its Directors and Officers warrant there are no bonuses, commissions or other compensation of any kind due to, or expected by, present or former employees, or partners in business except regular compensation for the current payroll period. Any stock the shareholders, the management of Superior or the incoming Officers and Directors receive under this Agreement shall be subject to the terms hereof at Closing, and thereafter.

         6.15 Compliance with Laws and Regulations. Superior has complied with, and is not in violation of, any federal, state, local statute, law, rule or regulation with respect to the conduct of its business or which could have a material or adverse effect on the business, financial condition or the earnings of Superior.

         6.16 Finders. The Company is not obligated to any person for financial advice, a finder's fee, brokerage commission, or other similar payment in connection with the transactions contemplated by this Agreement except for Jerry Howard who shall be issued Two Hundred Thousand restricted common shares in the Company upon executing a suitable subscription agreement.

         6.17 Nature of Representation. The Directors and Officers of Superior have taken reasonable care to ensure that all disclosures and facts are true and accurate, and that there are no other material facts, the omission of which would make misleading any statement herein. Further, to the best of their knowledge, no representation, warranty made in this Agreement or furnished in connection with this transaction contains, or will contain, any untrue statement of a material fact.

         6.18 Reporting Requirements. The Board Superior and its Officers and Directors;

                  a) understand that is it critical for the record keeping an SEC filings of the Company to remain current, that includes those reports as required by Section 12(g) of the Act, as amended, and the Rules and Regulations promulgated thereunder;

                  b) understand that the Company is subject to full disclosure and that a public filing must be made within 14 days of any material event affecting the Company;

                  c) acknowledge that they are aware of their duties and responsibilities as an Officer or Director of a subsidiary owned by a reporting public company require, among other things, that they take all such steps as required to see that information and reports are promptly prepared so that all reports and filing can be timely made.

         6.19 Other Consents. No consent of any person is required to be obtained by Superior for the execution, delivery or performance under this Agreement, including, but not limited to, consents from parties to leases or other agreements or commitments.

7. Legends.

         7.1 Securities Act Legend. Each certificate representing the securities included in the Common Stock shall be stamped or otherwise imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS (THE "LAWS") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT OR QUALIFICATION UNDER THE LAWS UNLESS THE COMPANY AND ITS COUNSEL ARE SATISFIED THAT SUCH REGISTRATION AND QUALIFICATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION.

Such legend shall be removed by the Company upon delivery to it of an opinion of counsel satisfactory to the Company in form and substance satisfactory to the Company, that a registration statement under the Securities Act or qualification under applicable state securities laws is at the time in effect with respect to the legended security or that such security can be freely transferred without such registration or qualification.

         7.2 State Legends. Each certificate representing the securities included in the Common Stock may be stamped or otherwise imprinted with any legend required to be stamped or otherwise imprinted under applicable state securities laws.

         7.3 Restrictions on Transfer. The Company shall not be required to register, or cause the registration of, any transfer of Common Stock unless and until the Company shall have received a statement of the circumstances surrounding the transfer acceptable to the Company and its counsel setting forth facts sufficient to indicate that the transfer is exempt from registration under the Securities Act as then in effect, and the Rules and Regulations of the Commission thereunder; or (ii) the Common Stock are being transferred pursuant to a registration statement which has been filed with the Commission and has become effective.

         7.4 Agreement Legend. Any shares issued in connection with this Agreement shall be stamped or otherwise imprinted with a legend as follows:

THESE SHARES WERE ISSUED IN CONNECTION WITH AN AGREEMENT BETWEEN SUPERIOR DEVELOPMENT, INC. AND WORLD ASSOCIATES, INC., THE "AGREEMENT", A COPY OF WHICH IS AVAILABLE FROM THE COMPANY. ANY TRANSFER OF THESE SHARES IS SUBJECT TO THE PROVISIONS OF THAT AGREEMENT AND THEY ENJOY THE RIGHTS AND PREFERENCES PROVIDED FOR UNDER THAT AGREEMENT. TRANSER OF THESE SHARES SHALL BE RESTRICTED IN THE EVENT OF A BREACH TO THE AGREEMENT UNTIL AND UNLESS ANY BREACH IS CURED.

8. Miscellaneous.

         8.1 Survival. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby.

         8.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the Parties hereto.

         8.3 Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the Parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived, only with the written consent of the Company and Superior.

         8.4 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be (i) delivered personally,
(ii) transmitted by first-class mail, postage prepaid, (iii) transmitted by an overnight courier of recognized reputation or (iv) transmitted by telecopier (with confirmation by first-class mail, postage prepaid or courier), addressed
(a) if to a Superior, at such Superior's address as set forth on the signature page of this Agreement, or (b) if to the Company, at its address set forth on the signature page of this Agreement, or at such other address as the Company or the Superior shall have furnished to each other in writing.

The Company:                        World Associates, Inc
                                    4160 S. Pecos Road, Suite 20
                                    Las Vegas, Nevada 89121

                                    702-914-6092
                                    702-734-1157  fax

Superior:                           Superior Development, Inc.
                                    780 N. Euclid Avenue, Suite 101
                                    Anaheim, California 92801

                                    714-635-8821 phone
                                    714-635-8156 fax

Copy To:

Jack Halerprin, Esq.                Jack Halperin, Esq.
                                    60 E. 42nd Street, Suite 565
                                    New York, New York 10165

                                    212-983-1950 phone
                                    212-983-1953 fax

         8.5 Further Assurances. The Superior agrees to execute and deliver such other documents and take such other actions as may be necessary or desirable to carry out the provisions of this Agreement.

         8.6 Modification or Waiver. This Agreement may only be modified in writing signed by both Parties. A provision may only be waived in writing by the party agreeing to the waiver.

         8.7 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         8.8 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         8.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile signatures shall be deemed original signatures for the purpose of execution of this Agreement.

         8.10 Exhibits. The Exhibits attached to this Agreement are incorporated herein by reference.

         8.11 Legal Advice: Each Party to this Agreement shall pay its own legal expenses in connection with this Agreement. Each Party represents it has had adequate legal and professional advice concerning this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date or dates set forth below.

Superior Development, Inc.
Howard Palmer, President

/s/ Howard M. Palmer       Date: May 20, 2002
--------------------       ------------------

World Associates, Inc.
Randall H. Prouty, President

/s/ Randall Prouty         Date: May 20, 2002
------------------         ------------------

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

                                    Exhibit A
                            Schedule of Common Stock

HOWARD PALMER              1,500,000 restricted common shares

ROBERT O'LEARY             1,500,000 restricted common shares

The above parties agree they shall sign separate Stock Subscription Agreements with the Company that includes and Investor Questionnaire to qualify them as "accredited investors" as required by the SEC. Upon an acceptable Stock Subscription Agreement the Company shall issue restricted shares of Common Stock in the Company as shown on this Schedule of Common Stock.

These shares are being issued in consideration for management services to be provided in connection with Superior RE or its affiliates and this Agreement. The individuals above agree they shall sign Employment Contracts acceptable to the Company for providing these management services and abide by the terms and conditions of this Agreement.

/s/ Howard Palmer
-----------------

/s/ Robert O'Leary
------------------

/s/ Randall Prouty
------------------

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

                                    Exhibit B
                              Series A Terms Sheet

WHEREAS, this preferred stock shall issued be for the benefit of the shareholders of record in Superior on the Closing date and as specified by a certified shareholder list provided by the Superior's transfer agent as of that date, attached hereto as Exhibit C, the "Series A Preferred Holders".

WHEREAS, Superior owns certain real property as shown on Exhibit F, the "Superior Assets", that are the principal assets of Superior,

NOW THEREFORE, the Company agrees it shall issue a Series A Preferred Stock with such rights, preferences and on such terms and conditions as contained in this Agreement, and as further set forth in this "Series A Terms Sheet".

1. Series A Preferred Holders: The "Series A Preferred Holders" shall be those shown of record in Superior on the Closing date and as specified by a certified shareholder list provided by the Superior's transfer agent for the Closing date, Exhibit C. The Series A Preferred Holders rights and preferences are in exchange for all of the issued and outstanding stock of Superior subject to the terms and provisions of this Agreement.

2. Superior Assets: An inventory of the Superior Assets is shown on Exhibit F. Each is shown with a given market value established by MAI Appraisal. The total market value of all the properties on the Superior RE Schedule is agreed to be EIGHT MILLION DOLLARS ($8,000,000) which shall be the "Series A Value".

3. Conversion: Series A Preferred Stock is convertible into Common Stock on the following basis.

         3.1 Upon Merger: In the event that Superior RE merges with the Company the Series A Preferred Stock shall convert into restricted common shares of the Company. In that event Superior RE could be issued sufficient shares in the Company so that control would pass to Superior RE.

         3.2 Formula for Conversion: The number of shares in the Company upon conversion shall be equal to the Series A Value divided by the average closing price on the Company's common stock during the last 10 trading days prior to the date of conversion, as shown on a national stock exchange.

         3.3 Conversion Timing: The timing for the merger shall be as deemed appropriate by the Board of the Company.

4. Registration Rights: The Series A Preferred Stock may also be converted into shares of Superior RE common shares.

         4.1 Registration Statement: In the event a registration statement is prepared for Superior RE so that its shares can become publicly traded, the Series A Preferred Stock may, at the option of the Company, be converted into shares of Superior RE and included in the registration statement.

         4.2 Formula for Conversion Upon Registration: The number of shares in Superior RE upon conversion shall be equal to the Series A Value divided by offering price per share for those shares sold in the registration statement.

         4.3 Registration Timing: In the event the Company causes a registration statement to be done for Superior RE the Company shall include the stock underlying the Series A Preferred Stock to be registered. The timing and circumstances of any such registration shall be at the discretion of the Board of the Company.

5. Liquidation Preference: In the event of any liquidation, dissolution or winding up of the Company, the holders of Series A Preferred Stock will be entitled to receive in preference to the holders of Common Stock an amount equal to 100% of the Series A Value, the "Series A Liquidation Preference". This preference shall only attach to Superior Assets and no other assets or stock of the Company. This preference shall be subordinate to any commercial or institutional debt, debenture other security instrument that may provide financing to Superior or the Company.

6. Other Rights: The Series A Preferred Stock shall only have such rights and preferences as are specified herein and no others. It shall have none of the following rights, a) voting rights, b) dividends, or c) special information rights.

7. Accredited Investors. Offers and sales of Series A Preferred Stock will be only to "accredited investors" as that term is defined under Regulation D of the Securities Act of 1933, as amended.

8. Anti-Dilution Rights: The Series A Preferred Stock shall not have anti-dilution protection.

                                    Exhibit C
                         Series A Preferred Stockholders

A certified shareholder list showing the Series A Preferred Holders shall be provided by the Superior transfer agent, Transfer Online, at Closing.

                                    Exhibit D
                                 Closing Minutes

To be provided by the Company at Closing.

                                    Exhibit E
                     10KSB Filing for World Associates, Inc.

The 10KSB was delivered.

This information is also publicly available on the SEC Edgar Filing System.

                                    Exhibit F
                             Schedule of Real Estate

What follows are the principal real estate assets of Superior Development, Inc., the "Superior Assets".

Property Name                       Current Value

Miracle Lake                                        $4,371,000
Heritage Gardens                                    $1,620,000
Valley Vista                                          $400,000
Beaumont Joint Venture                                $600,000
Commercial Out Parcels                                $671,250
Industrial Site                                        $62,706
                                                    ==========
Total                                               $7,724,956

Note: These values above represent the appraised value of these assets net of liens.

Property Name                                Date of Appraisal

Miracle Lake                                         2/22 2002
Heritage Gardens                                     1/28/2002
Valley Vista                                        11/29/2001
Commercial Out Parcels                               4/12/2002
Industrial Site                                       raw cost

END OF AGREEMENT

ITEM 8. CHANGE IN FISCAL YEAR.

NONE

ITEM 9. REGULATION FD DISCLOSURE.

NONE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Associate, Inc.
Randall Prouty, President

/s/ Randall Prouty                  Date:  June 3, 2002
------------------